EXHIBIT 99.1

APOLLO APPOINTS JAY CLAYTON AS LEAD INDEPENDENT DIRECTOR

Appointment is Latest Step in Firm’s Corporate Governance Enhancements

NEW YORK, Feb 18, 2021 -- Apollo Global Management, Inc. (NYSE: APO) (together with its consolidated subsidiaries, “Apollo” or the “Firm”) today announced that Jay Clayton has been appointed to serve as Lead Independent Director of its Board of Directors, effective March 1, 2021. Mr. Clayton assumes this newly created role following his service as Chair of the U.S. Securities and Exchange Commission (“SEC”) from May 2017 through December 2020.

Mr. Clayton was selected for this important role due to the exceptional breadth of his professional experience, as well as his deep knowledge and understanding of private and public capital markets. During his tenure at the SEC, Mr. Clayton focused on initiatives that promoted economic growth, investment opportunity, market integrity and investor protection. Prior to serving as Chairman of the SEC, Mr. Clayton led a distinguished law career, including more than 20 years with Sullivan & Cromwell LLP where he was a member of the management committee and co-managing partner for the firm’s General Practice Group. Mr. Clayton will soon rejoin Sullivan & Cromwell LLP as Senior Policy Advisor and of counsel as well as return to his role as an Adjunct Professor at the University of Pennsylvania Carey Law School.

“On behalf of our Board and the Firm, I am pleased to welcome Jay Clayton as Lead Independent Director of Apollo,” said Leon Black, Chairman and Founder of Apollo. “We undertook a thoughtful and deliberate process and are proud to have someone as distinguished as Jay serve in this newly created role that reflects the strong corporate governance enhancements we continue to implement.”

Marc Rowan, Co-Founder of Apollo, said, “Strong governance and transparency are essential for the ever-increasing role we play in the financial marketplace, and Jay’s appointment underscores our commitment to both rigorous oversight and diverse viewpoints. His strong command of our business, the needs of both retail and institutional investors, and the alternative investment industry will be a tremendous asset to the Firm. He joins a strong group of independent directors and will allow us to continue raising the bar at Apollo.”

Josh Harris, Co-Founder of Apollo, said, “Jay’s extraordinary career both in law and government make him uniquely qualified to join our Board in this role and help guide our Firm. As we continue to evolve and grow as one of the world’s premier investment managers, Jay’s background and experience will be vital in driving us forward. I am grateful to have him join the Apollo Board as our Lead Independent Director.”

Jay Clayton said, “The opportunity to serve Apollo’s investors in the new Lead Independent Director role is exciting, and I look forward to working with my fellow Board members to advance Apollo’s strategy in our ever-evolving markets. As Chair of the SEC, it was my honor to work collaboratively across the government to increase access to high-quality investment opportunities and improve market integrity. I look forward to bringing this perspective and experience to the Apollo Board.”

Mr. Clayton’s appointment as Lead Independent Director is the latest step in a series of corporate governance enhancements underway to position Apollo as a long-term leader in the investment industry.

The firm will continue to expand and enhance the Board with additional directors, including increasing the independence of the Board. In January, Apollo announced the appointments of Pamela Joyner, an esteemed business leader and founder of Avid Partners, and Siddhartha Mukherjee, a world-renowned physician and scientist, as independent directors on the Board effective March 1, 2021.

In addition, the Board and the Executive Committee are in the process of evaluating the possibility of Apollo moving to a one share/one vote structure; implementing additional enhancements consistent with best-in-class governance standards; and changing the corporate structure to be eligible for inclusion in a boarder set of market indices. These efforts build on the Firm’s continued progress to expand its shareholder base, including converting from a publicly traded partnership to a corporation in September 2019 and securing inclusion on the Russell 1000 index in June 2020.

About Apollo

Apollo is a leading global investment manager with offices in New York, Los Angeles, San Diego, Houston, Bethesda, London, Frankfurt, Madrid, Luxembourg, Mumbai, Delhi, Singapore, Hong Kong, Shanghai and Tokyo, among others. Apollo had assets under management of approximately $455 billion as of December 31, 2020 in credit, private equity and real assets funds. For more information about Apollo, please visit www.apollo.com.

Forward-Looking Statements

In this press release, references to “Apollo,” “we,” “us,” “our” and the “Company” refer collectively to Apollo Global Management, Inc. and its subsidiaries, including the Apollo Operating Group and all of its subsidiaries. This press release may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, discussions related to Apollo’s expectations regarding the performance of its business, its liquidity and capital resources and the other non-historical statements in the discussion and analysis. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this press release, the words “believe,” “anticipate,” “estimate,” “expect,” “intend” and similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. These statements are subject to certain risks, uncertainties and assumptions, including risks relating to our dependence on certain key personnel, our ability to raise new private equity, credit or real assets funds, the impact of COVID-19,

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the impact of energy market dislocation, market conditions, generally, our ability to manage our growth, fund performance, changes in our regulatory environment and tax status, the variability of our revenues, net income and cash flow, our use of leverage to finance our businesses and investments by our funds, litigation risks, and potential corporate governance changes, among others. Due to the COVID-19 pandemic, there has been uncertainty and disruption in the global economy and financial markets. While we are unable to accurately predict the full impact that COVID-19 will have on our results from operations, financial condition, liquidity and cash flows due to numerous uncertainties, including the duration and severity of the pandemic and containment measures, our compliance with these measures has impacted our day-to-day operations and could disrupt our business and operations, as well as that of the Apollo funds and their portfolio companies, for an indefinite period of time. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in Apollo’s annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 21, 2020 and quarterly report on Form 10-Q filed with the SEC on May 11, 2020, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in other filings. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This press release does not constitute an offer of any Apollo fund.

Apollo Contact Information

For investors please contact:

Peter Mintzberg

Head of Investor Relations

Apollo Global Management, Inc.

+1 212 822 0528

APOInvestorRelations@apollo.com

For media inquiries please contact:

Joanna Rose

Global Head of Corporate Communications

Apollo Global Management, Inc.

+1 212 822 0491

Communications@apollo.com

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